UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

July 28, 2005

_________________

Blue Holdings, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

000-33297 (Commission File Number)	88-0450923 (IRS Employer Identification No.)

5804 E. SLAUSON AVE.,
COMMERCE, CA
90040
(Address of Principal Executive
Offices and zip code)

(323) 725-5555
(Registrant’s telephone number, including area code)

Marine Jet Technology Corp.
936A Beachland Boulevard, Suite 13
Vero Beach, FL 32963
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5      Corporate Governance and Management

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        Effective July 28, 2005, David Weiner resigned from the Board of Directors of the Registrant for personal reasons.

        Effective August 1, 2005, in accordance with the Bylaws of the Registrant, Mr. Marshall Geller was appointed as a member of the Registrant’s Board of Directors, and a member of the Audit Committee of the Board. Mr. Geller is a co-founder and Senior Managing Director of St. Cloud Capital Partners, L.P., a Los Angeles, California-based mezzanine fund formed in December 2001. He is also the Chairman and CEO of Geller & Friend Capital Partners, a Los Angeles based private merchant bank. He has extensive experience initiating, arranging and making investments in public and private companies. Mr. Geller spent over twenty years as Senior Managing Director for Bear, Stearns & Company, with oversight of all operations in Los Angeles, San Francisco, Chicago, Hong Kong and the Far East. He is currently a director of public companies including 1st Century Bank, NA (Nasdaq:FCNA); ValueVision Media, Inc. (NasdaqNM:VVTV); GP Strategies Corporation (NYSE:GPX); and Viking Systems, Inc. (VKSY.OB). Mr. Geller also serves as a member of the Board of Governors of Cedars-Sinai Medical Center, Los Angeles. He was previously the Interim Co-Chairman of Hexcel Corporation (NYSE:HXL) and Interim President and COO of Players International, Inc. Mr. Geller graduated from California State University, Los Angeles, with a BS in Business Administration, where he currently serves on the Dean’s Advisory Council for the College of Business & Economics. On August 3, 2005, the Registrant issued a press release announcing the appointment of Mr. Geller to its Board of Directors, which release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

        No arrangement or understanding exists between Mr. Geller and any other persons pursuant to which Mr. Geller was selected as a director.

        During the last two years, Mr. Geller has had no direct or indirect material interest in any transaction to which the Registrant was a party.

Section 9       Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.

(c)     Exhibits

99.1	Press Release issued by the Registrant on August 3, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Marine Jet Technology Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE HOLDINGS, INC.
Date: August 3, 2005	By: /S/ PATRICK CHOW Patrick Chow, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by the Registrant on August 3, 2005.

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